Property, Plant and Equipment	12 Months Ended
Dec. 31, 2019
Property, plant and equipment [abstract]
Property, Plant and Equipment
Property, Plant and Equipment

	Exploration and Production			Oil Sands Mining and Upgrading	Midstream and Refining	Head Office	Total
	North America	North Sea	Offshore Africa
Cost
At December 31, 2017	$64,816	$7,126	$4,881	$42,084	$428	$414	$119,749
Additions (1)	2,428	237	212	1,050	13	21	3,961
Transfers from E&E assets	175	—	—	222	—	—	397
Disposals/derecognitions and other	(412)	(703)	(70)	(209)	—	—	(1,394)
Foreign exchange adjustments and other	—	661	448	—	—	—	1,109
At December 31, 2018	67,007	7,321	5,471	43,147	441	435	123,822
Additions	2,613	349	233	2,154	10	34	5,393
Acquisition of Devon assets	3,325	—	—	—	—	—	3,325
Transfers from E&E assets	219	—	—	—	—	—	219
Disposals/derecognitions (2)	(537)	—	(1,515)	(285)	—	(3)	(2,340)
Foreign exchange adjustments and other	—	(374)	(256)	—	—	—	(630)
At December 31, 2019	$72,627	$7,296	$3,933	$45,016	$451	$466	$129,789

Accumulated depletion and depreciation
At December 31, 2017	$41,151	$5,653	$3,719	$3,628	$124	$304	$54,579
Expense	3,111	257	201	1,557	14	21	5,161
Disposals/derecognitions	(393)	(703)	(70)	(209)	—	—	(1,375)
Foreign exchange adjustments and other	12	528	353	5	—	—	898
At December 31, 2018	43,881	5,735	4,203	4,981	138	325	59,263
Expense	3,215	256	214	1,564	15	23	5,287
Disposals/derecognitions (2)	(537)	—	(1,515)	(285)	—	(3)	(2,340)
Foreign exchange adjustments and other	18	(279)	(190)	(13)	—	—	(464)
At December 31, 2019	$46,577	$5,712	$2,712	$6,247	$153	$345	$61,746

Net book value
- at December 31, 2019	$26,050	$1,584	$1,221	$38,769	$298	$121	$68,043
- at December 31, 2018	$23,126	$1,586	$1,268	$38,166	$303	$110	$64,559

(1)	Additions in North Sea during 2018 include a pre-tax revaluation gain of $19 million relating to acquisitions of its previously held interest.

(2)	Following demobilization of the FPSO at the Olowi field, Gabon in 2019, the Company derecognized property, plant and equipment and associated accumulated depletion and depreciation of $1,515 million.

Acquisitions in the current and comparative years have been accounted for as business combinations using the acquisition method of accounting. Gains reported on the acquisitions represent the excess of the fair value of the net assets acquired compared to total purchase consideration.
During 2019, the Company acquired a number of producing crude oil and natural gas properties in the North America Exploration and Production segment, excluding the impact of acquisitions disclosed below, for net cash consideration of $80 million (2018 – $170 million; 2017 – $1,013 million including $27 million of exploration and evaluation assets) and assumed associated asset retirement obligations of $20 million (2018 – $13 million; 2017 – $63 million). No net deferred income tax liabilities were recognized (2018 – $nil; 2017 – $nil) and no pre-tax gains were recognized on these net transactions (2018 – pre-tax gain of $47 million; 2017 – $nil).
During 2018, in connection with the acquisition of the remaining interest in certain operations in the North Sea Exploration and Production segment, the Company acquired $108 million of property, plant and equipment, for net proceeds received of $73 million. The Company also acquired net working capital of $7 million, assumed associated asset retirement obligations of $41 million and recognized net deferred income tax liabilities of $27 million. The Company recognized a pre-tax gain of $120 million on the acquisition and a pre-tax revaluation gain of $19 million relating to its previously held interest.
During 2018, the Gabonese Republic agreed to cessation of production from the Company’s Olowi field, as well as the terms of termination of the Olowi Production Sharing Contract and the return of the permit area back to the Gabonese Republic, including the associated asset retirement obligations of $69 million. The transaction resulted in a pre-tax gain on disposition of property of $20 million ($14 million after-tax).
In connection with the acquisition of pipeline system assets in the Midstream and Refining segment in 2017, the Company recognized a pre-tax revaluation gain of $114 million ($83 million after-tax) related to a previously held joint interest in the pipeline.
As at December 31, 2019, the Company assessed the recoverability of its property, plant and equipment and its exploration and evaluation assets, and determined the carrying amounts to be recoverable.
As at December 31, 2019, the Company recognized certain project costs, not subject to depletion and depreciation, of $115 million in the Oil Sands Mining and Upgrading segment (2018 – $1,424 million in the North America Exploration and Production segment). As at December 31, 2018, project costs not subject to depletion and depreciation primarily related to the Kirby North project, which was fully commissioned in 2019.
The Company capitalizes construction period interest for qualifying assets based on costs incurred and the Company’s cost of borrowing. Interest capitalization to a qualifying asset ceases once the asset is substantially available for its intended use. During 2019, pre-tax interest of $53 million (2018 – $69 million; 2017 – $82 million) was capitalized to property, plant and equipment using a weighted average capitalization rate of 4.0% (2018 – 3.9%; 2017 – 3.8%).
ACQUISITION OF THERMAL IN SITU AND PRIMARY HEAVY CRUDE OIL ASSETS
On June 27, 2019, the Company completed the acquisition of substantially all of the assets of Devon including thermal in situ and heavy crude oil assets, for total cash purchase consideration of $3,412 million, subject to final closing adjustments.
In connection with the acquisition, the Company arranged a new $3,250 million committed term facility (see note 11) and assumed certain product transportation commitments (see note 20).
The acquisition has been accounted for as a business combination using the acquisition method of accounting. The allocation of the purchase price was based on management's best estimates of the fair value of the assets and liabilities acquired as at the acquisition date. Key assumptions used in the determination of estimated fair value were future commodity prices, expected production volumes, quantity of reserves, asset retirement obligations, future development and operating costs, discount rates, and income taxes.
The following provides a summary of the net assets acquired relating to the acquisition:

Property, plant and equipment	$3,325
Exploration and evaluation assets	91
Inventory, prepaids and other long-term assets	195
Accrued liabilities	(21)
Asset retirement obligations	(178)
Net assets acquired	$3,412

The above amounts are estimates, and may be subject to change based on the receipt of new information.
As a result of the acquisition, revenue increased by approximately $1,540 million to $22,871 million and revenue, less production and transportation, blending and feedstock expenses increased by approximately $590 million to $11,895 million for the year ended December 31, 2019.
If the acquisition had been completed on January 1, 2019, the Company estimates that pro forma revenue, net of blending costs would have increased by an additional $1,010 million and pro forma revenue, net of blending costs, less production and transportation and feedstock expenses would have increased by an additional $670 million for the year ended December 31, 2019. Readers are cautioned that pro forma estimates are not necessarily indicative of the results of operations that would have resulted had the acquisition actually occurred on January 1, 2019, or of future results. Pro forma results are based on available historical information for the assets as provided to the Company and do not include any synergies that have or may arise subsequent to the acquisition date.
ACQUISITION OF INTERESTS IN THE ATHABASCA OIL SANDS PROJECT AND OTHER ASSETS
On May 31, 2017, the Company completed the acquisition of a direct and indirect 70% interest in AOSP from Shell Canada Limited and certain subsidiaries ("Shell") and an affiliate of Marathon Oil Corporation ("Marathon"), including a 70% interest in the mining and extraction operations north of Fort McMurray, Alberta, 70% of the Scotford Upgrader and Quest Carbon Capture and Storage ("CCS") project, and a 100% working interest in the Peace River thermal in situ operations and Cliffdale heavy oil field, as well as other oil sands leases. The Company also assumed certain pipeline and other commitments (see note 20). The Company consolidates its direct and indirect interest in the assets, liabilities, revenue and expenses of AOSP and other assets in proportion to the Company’s interests.
Total purchase consideration of $12,541 million was comprised of cash payments of $8,217 million, approximately 97.6 million common shares of the Company issued to Shell with a fair value of approximately $3,818 million, and deferred purchase consideration of $506 million (US$375 million) paid to Marathon in March 2018. The fair value of the Company's common shares was determined using the market price of the shares as at the acquisition date.
The acquisition has been accounted for as a business combination using the acquisition method of accounting. The allocation of the purchase price was based on management's best estimates of the fair value of the assets and liabilities acquired as at the acquisition date. For the year ended December 31, 2017, the Company recognized a gain of $230 million, net of transaction costs of $3 million, representing the excess of the fair value of the net assets acquired compared to total purchase consideration.